SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) — January 17, 2008

CENTRAL EUROPEAN DISTRIBUTION CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-24341 (Commission File Number)	54-18652710 (IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania (Address of Principal Executive Offices)	19004 (Zip Code)
(610) 660-7817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On January 17, 2008, Central European Distribution Corporation (the “Company”) issued a press release announcing, among other things, that the Company had raised its full year 2008 fully diluted earnings per share and net sales guidance.
     The information contained in this Form 8-K and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release issued by Central European Distribution Corporation on January 17, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION
By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and Chief Financial Officer

Date: January 17, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Central European Distribution Corporation on January 17, 2008.